UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 11, 2005
Sykes Enterprises, Incorporated
(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On November 7, 2005, Sykes Enterprises, Incorporated (the “Company”) issued a press release announcing its third quarter financial results, and also announcing that the Company was evaluating the reclassification of certain deferred revenues as current liabilities, rather than long-term liabilities, in the Company’s Consolidated Balance Sheets at and after December 31, 2003. On November 9, 2005, the Company filed a Form 12b-25 delaying the filing of its Form 10-Q for the designated five days due to the time and effort required to evaluate the possible reclassification. The Company has now completed its evaluation and has determined that its Consolidated Balance Sheets will be restated to correct for certain deferred revenues which are being reclassified from long-term to current liabilities. The correction pertains to various contracts in the Company’s Canadian roadside assistance program for which the Company is prepaid for roadside assistance services that are generally carried out over a twelve-month or longer period. On November 11, 2005, management, supported by the Audit Committee of the Board of Directors, concluded that investors should no longer rely on the Company’s previously issued consolidated financial statements for the years ended December 31, 2003 and December 31, 2004, or the quarters ended March 31, 2005 and June 30, 2005, nor the related management’s report on internal control over financial reporting or any of the respective independent registered public accountants’ reports thereon. Additionally, on November 14, 2005, the Company issued a press release stating that the filing of its Form 10-Q for the quarter ended September 30, 2005 will be delayed beyond the Securities and Exchange Commissions filing deadline to allow time to incorporate these corrections into the Company’s condensed consolidated financial statements.
As soon as practicable, the Company will amend its Form 10-K for the year ended December 31, 2004 and Form 10-Q’s for the quarters ended March 31, 2005 and June 30, 2005. The Company will file its Form 10-Q for the quarter ended September 30, 2005 in conjunction with these amendments. The anticipated amounts of deferred revenues to be reclassified from long-term liabilities to current liabilities on the Consolidated Balance Sheets are approximately $19.0 million as of December 31, 2003, December 31, 2004, and March 31, 2005 and approximately $21.0 million as of June 30, 2005. Additionally, the Company will correct the related deferred income taxes to reclassify the related amounts from long-term assets to current assets on the Consolidated Balance Sheets of approximately $1.6 million as of December 31, 2003 and $2.1 million as of December 31, 2004, March 31, 2005 and June 30, 2005. These corrections did not have a material effect on the Company’s Consolidated Statements of Operations or Consolidated Statements of Cash Flows for the periods then ended, and did not change the earnings per share in any of the previously reported periods. The decision to restate the previously issued financial statements has been discussed with the Company’s independent registered public accounting firm.
The Company is currently evaluating the impact of the improper classification of deferred revenue on the Company’s internal controls over financial reporting, as defined by the Public Company Accounting Oversight Board’s Auditing Standard No. 2. However, the Company believes that the restatement is indicative of a “material weakness” and remedial actions will be disclosed in the Company’s Form 10-Q for the third quarter 2005. Upon completion of its evaluation, the Company anticipates that it will revise management’s reports on internal control over financial reporting for the relevant periods.

The changes in the Company’s Consolidated Balance Sheets at December 31, 2003, December 31, 2004, March 31, 2005 and June 30, 2005, respectively, are presented below (in thousands).

	June 30, 2005			March 31, 2005			December 31, 2004			December 31, 2003
	As		As	As		As	As		As	As		As
	Previously		Presented	Previously		Presented	Previously		Presented	Previously		Presented
	Reported	Reclassifications	Now	Reported	Reclassifications	Now	Reported	Reclassifications	Now	Reported	Reclassifications	Now

Cash and cash equivalents	$109,114		$109,114	$97,858		$97,858	$93,868		$93,868	$92,085		$92,085
Receivables, net	83,244		83,244	87,911		87,911	90,661		90,661	82,415		82,415
Prepaid expenses and other current assets	9,800	$2,066	11,866	10,432	$2,085	12,517	9,126	$2,093	11,219	11,813	$1,615	13,428
Assets held for sale	3,987		3,987	6,394		6,394	9,742		9,742	0		0

Total current assets	206,145	2,066	208,211	202,595	2,085	204,680	203,397	2,093	205,490	186,313	1,615	187,928
Property and equipment, net	76,678		76,678	80,181		80,181	82,891		82,891	107,194		107,194
Goodwill, net	7,963		7,963	8,120		8,120	5,224		5,224	5,085		5,085
Deferred charges and other assets	22,863	(2,066)	20,797	20,992	(2,085)	18,907	21,014	(2,093)	18,921	19,583	(1,615)	17,968

Total assets	$313,649	$—	$313,649	$311,888	$—	$311,888	$312,526	$—	$312,526	$318,175	$—	$318,175

Current installments of long-term debt										$87		$87
Accounts payable	$15,542		$15,542	$11,861		$11,861	$13,693		$13,693	17,706		17,706
Accrued employee compensation and benefits	28,667		28,667	30,445		30,445	30,316		30,316	30,869		30,869
Deferred grants related to assets held for sale	2,182		2,182	4,411		4,411	6,740		6,740	0		0
Income taxes payable	2,461		2,461	2,739		2,739	2,965		2,965	4,921		4,921
Deferred revenue	0	$24,541	24,541	0	$23,100	23,100	0	$22,952	22,952	0	$23,507	23,507
Other accrued expenses and current liabilities	15,867	(4,055)	11,812	14,563	(3,860)	10,703	13,284	(3,898)	9,386	14,226	(4,508)	9,718

Total current liabilities	64,719	20,486	85,205	64,019	19,240	83,259	66,998	19,054	86,052	67,809	18,999	86,808
Deferred grants	16,964		16,964	15,767		15,767	13,921		13,921	27,369		27,369
Deferred revenue — long term	20,486	(20,486)	0	19,240	(19,240)	0	19,054	(19,054)	0	19,835	(18,999)	836
Other long-term liabilities	2,175		2,175	2,345		2,345	2,518		2,518	2,330		2,330

Total liabilities	104,344	0	104,344	101,371	0	101,371	102,491	0	102,491	117,343	0	117,343
Total shareholders’ equity	209,305	0	209,305	210,517	0	210,517	210,035	0	210,035	200,832	0	200,832

Total liabilities and shareholders’ equity	$313,649	$—	$313,649	$311,888	$—	$311,888	$312,526	$—	$312,526	$318,175	$—	$318,175

Item 9.01. Financial Statements and Exhibits.
     (c) The following exhibit is included with this Report:
Exhibit 99.1 Press release, dated November 14, 2005, announcing the delay of the filing of the financial results for the quarter ended September 30, 2005.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Senior Vice President and Chief Financial Officer

Date: November 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 14, 2005, announcing the delay of the filing of the financial results for the quarter ended September 30, 2005.